                                                                   EXHIBIT 23.19


                                  [LETTERHEAD]


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         We hereby consent to the use in this Registration Statement of our report included herein dated March 30, 1999, relating to the consolidated financial statements of TeleServices International Group Inc. and subsidiaries.


                                       /s/ Schumacher & Associates, Inc., CPA's
                                       ----------------------------------------
                                       Schumacher & Associates, Inc., CPA's

Denver, Colorado
July 29, 1999